UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020 (September 15, 2020)

MJ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55900	20-8235905
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 South Jones Blvd., Suite 104, Las Vegas, NV 89146

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 702-879-4440

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MJNE	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers of this report should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in this report. Factors that could cause or contribute to such differences include, but are not limited to, changes in general economic, regulatory and business conditions in Colorado, and or changes in U.S. Federal law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2020, the Company entered into Employment Agreements (the “Agreements”) with Messrs. Balaouras, Bloss and Moyle. The Agreements became effective as of September 15, 2020.

Paris Balaouras Employment Agreement

Under the terms of the Balaouras Agreement, the Employee shall serve as the Company’s Chief Cultivation Officer for a term of three (3) years (the “Term”) commencing on September 15, 2020. The Employee shall receive a base salary of $105,000 annually, shall be eligible to receive an annual discretionary bonus during the Term, based on performance criteria determined by the board of directors of the Company in its sole discretion, in amount equal to up to 100% of Employee’s base salary for the then current fiscal year, shall be eligible to receive an annual discretionary stock grant during the Term which shall be vested in equal increments of 1/3rd each over a three year period beginning on the first anniversary of employment, shall be eligible to receive a compensatory stock grant of 667,000 shares for and in consideration of past compensation (approximately $500,000 over the past 2.5 years) foregone by Employee; such grant exercisable at Employee’s option as such time as Employer is profitable at the NOI level on a trailing twelve (12) month basis or upon other commercial reasonable terms as the Board may determine and shall be awarded options to purchase 500,000 shares of the Company’s common stock, exercisable at a price of $.75 per share.

Roger Bloss Employment Agreement

Under the terms of the Bloss Agreement, the Employee shall serve as the Company’s Interim Chief Executive Officer for a term of six (6) months as the Chief Executive Officer and for an additional two (2) years and six (6) months as the Chief Executive Officer for a total of three (3) years (the “Term”) commencing on September 15, 2020. The Employee shall receive a base salary of $105,000 annually, shall be eligible to receive an annual discretionary bonus during the Term, based on performance criteria determined by the board of directors of the Company in its sole discretion, in amount equal to up to 100% of Employee’s base salary for the then current fiscal year, shall be eligible to receive an annual discretionary stock grant during the Term which shall be vested in equal increments of 1/3rd each over a three year period beginning on the first anniversary of employment and shall be awarded options to purchase 500,000 shares of the Company’s common stock, exercisable at a price of $.75 per share.

Bernard Moyle Employment Agreement

Under the terms of the Moyle Agreement, the Employee shall serve as the Company’s Secretary/Treasurer for a term of three (3) years (the “Term”) commencing on September 15, 2020. The Employee shall receive a base salary of $60,000 annually, shall be eligible to receive an annual discretionary bonus during the Term, based on performance criteria determined by the board of directors of the Company in its sole discretion, in amount equal to up to 200% of Employee’s base salary for the then current fiscal year, shall, at commencement of the Term receive a grant of stock of 500,000 shares and shall be eligible to receive an annual discretionary stock grant during the Term which shall be vested in equal increments of 1/3rd each over a three year period beginning on the first anniversary of employment and shall be awarded options to purchase 500,000 shares of the Company’s common stock, exercisable at a price of $.75 per share.

Bernard Moyle

From 1987 to present, Mr. Moyle served as Founder and Chief Operating Officer of Cal-Vegas, Ltd, a hotel management company and its parent company, Thirty-Eight Street, Inc. The former is focused on hotel management and the latter on providing accounting and bookkeeping services. From 1999 to present, Mr. Moyle served as Founder and Chief Operating Officer of VHGI, Inc., f/k/a Vantage Hospitality Group, Inc (“VHGI”).  In late 2016, VHGI along with an affiliate, sold its approximately 1,400 franchisee/member Hotel Brands and operations to Red Lion Hotel Corporation (“RLH Corp”), a publicly traded company.  Mr. Moyle became an Executive Vice-President and Chief Operating Officer of RLH Corp through the transition and held this post for approximately two years. Mr. Moyle remains a consultant to RLH Corp. Mr. Moyle also serves as the Managing Partner and President of The Country Club of Coral Springs, an 18-hole, par 71 Championship Golf Course and Country Club located in Coral Springs, FL. Mr. Moyle has held several volunteer posts for the City of Coral Springs, FL, including Chairman of the Board for the Economic Development Foundation, Vice Chair of the Community Redevelopment Authority and twice Chair of the Charter Review Committee. Mr. Moyle has also served as a member of the board of the Florida Restaurant & Lodging Association, both State and Broward County (Fort Lauderdale) and is a past Co-Chair of the Tourism Committee of the Broward Workshop. Prior to founding Cal-Vegas, Mr. Moyle practiced law for 18 years in Fort Lauderdale, FL. Mr. Moyle holds a Bachelor’s degree from Salisbury State University, Salisbury, MD and Juris Doctor from the Shepard Broad School of Law at Nova Southeastern University, FL where he was recognized as a Distinguished Alumni of the Year and is a former treasurer and president of the alumni association. Mr. Moyle also holds a Certified Hotel Administrator accreditation via the American Hotel & Lodging Association, Education Institute.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between MJ Holdings, Inc. and Paris Balaouras dated September 15, 2020
10.2	Employment Agreement between MJ Holdings, Inc. and Roger Bloss dated September 15, 2020
10.3	Employment Agreement between MJ Holdings, Inc. and Bernard Moyle dated September 15, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: September 23, 2020	By:	/s/ Roger Bloss
Roger Bloss
Interim Chief Executive Officer

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